Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contact:

Shanye Hudson, Investor Relations, phone: 510-572-4589, e-mail: shanye.hudson@lamresearch.com

Ed Rebello, Corporate Communications, phone: 510-572-6603, e-mail: edward.rebello@lamresearch.com

Lam Research Corporation Reports Financial Results for the Quarter Ended March 31, 2013

FREMONT, Calif., April 24, 2013—Lam Research Corp. (NASDAQ: LRCX) today announced financial results for the quarter ended March 31, 2013. Highlights for the quarter were as follows:

•	Delivered shipments of $896 million during the March 2013 quarter, up 12% from the prior quarter

•	Reported revenue of $844.9 million for the March 2013 quarter, down 2% from the prior quarter

•	Reported GAAP gross margin of 40.2%, GAAP operating margin of 1.3% and GAAP diluted EPS of $0.11

•	Delivered non-GAAP gross margin of 43.9%, non-GAAP operating margin of 8.8%, and non-GAAP EPS of $0.44

•	Completed $1.6 billion stock buyback reducing share count by approximately 5 million shares this quarter

Lam Research Corporation

Financial Highlights for the Quarter Ended March 31, 2013

(in thousands, except per share data and percentages)

U.S. GAAP
	March 2013	December 2012	Change Q/Q

Revenue	$844,928	$860,886		-2%
Operating Margin	1.3%	0.5%		+80 bps
Net Income	$18,996	$6,408		+196.4%
Diluted EPS	$0.11	$0.04	+$	0.07

Non-GAAP
	March 2013	December 2012	Change Q/Q

Revenue	$844,928	$860,886		-2%
Operating Margin	8.8%	11.5%		-270 bps
Net Income	$74,474	$77,278		-3.6%
Diluted EPS	$0.44	$0.45	-$	0.01

GAAP Financial Results

Revenue for the period was $844.9 million, gross margin was $339.8 million, or 40.2% of revenue, operating expenses were $329.0 million, and net income was $19.0 million, or $0.11 per diluted share on a GAAP basis. This compares to revenue of $860.9 million, gross margin of $315.4 million, or 36.6% of revenue, operating expenses of $311.4 million, and net income of $6.4 million, or $0.04 per diluted share, for the December 2012 quarter.

Non-GAAP Financial Results

Non-GAAP gross margin was $370.7 million, or 43.9% of revenue, non-GAAP operating expenses were $296.0 million, and non-GAAP net income was $74.5 million, or $0.44 per diluted share. This compares to non-GAAP gross margin of $380.5 million, or 44.2% of revenue, non-GAAP operating expenses of $281.5 million, and non-GAAP net income of $77.3 million, or $0.45 per diluted share, for the December 2012 quarter.

“Lam delivered solid March quarter results, which underscore our ability to execute well as a newly integrated company,” stated Martin Anstice, Lam’s president and chief executive officer. “We are off to a great start this year and continue to make progress against our multi-year growth strategic plan by building upon our technology leadership in key product areas and further strengthening our competitive differentiation.”

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Balance Sheet and Cash Flow Results

Cash and cash equivalents, short-term investments and restricted cash and investment balances decreased to $2.5 billion at the end of the March 2013 quarter, as planned, compared to $2.7 billion at the end of the December 2012 quarter. This decrease was primarily the result of approximately $243 million of stock repurchases, offset by approximately $102 million in cash flow from operating activities during the March 2013 quarter.

Deferred revenue and deferred profit balances at the end of the March 2013 quarter increased to $326.6 million and $193.3 million, respectively, as compared to $282.0 million and $169.0 million, respectively, at the end of the December 2012 quarter. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $49.9 million as of March 31, 2013.

Geographic Distribution

The geographic distribution of shipments and revenue during the March 2013 quarter is shown in the following table:

Region	Shipments	Revenue
North America	21%	26%
Europe	9%	10%
Japan	11%	11%
Korea	12%	14%
Taiwan	33%	26%
Asia Pacific	14%	13%

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this commentary also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2013 and December 2012 quarters exclude costs associated with the fair value impact of acquisition-related inventory, amortization related to intangible assets acquired in the Novellus transaction, certain integration-related costs, the amortization of convertible note discounts, and rationalization of certain product configurations. Additionally, the March 2013 quarter non-GAAP results exclude the impairment of an investment, tax benefit on reinstatement of R&D tax credit, and tax expense associated with legal entity integration, and the December 2012 quarter non-GAAP results exclude restructuring charges and tax benefits from the successful resolution of certain tax matters.

Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing the investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

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Lam Announces Financial Results for the March 2013 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to, the anticipated revenue from shipments to Japanese customers, our expectations for growth and future demand for semiconductor equipment, our ability to execute as an integrated company, our ability to build on our technology leadership, our ability to strengthen our competitive differentiation, our ability to make progress against multi-year goals, and our plans pertaining to expense management, funding technology investments and positioning our products with customers as well as our ability to execute those plans. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed by us with the Securities and Exchange Commission, including specifically our report on Form 10-K for the year ended June 24, 2012 and Form 10-Qs for the three months ended September 23, 2012 and December 23, 2012. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

About Lam Research

Lam Research Corp. is a major supplier of innovative wafer fabrication equipment and services to the worldwide semiconductor industry. For more than 30 years, the Company has driven continuous improvements in chip performance, power consumption, and cost, contributing to the global proliferation of smartphones, computers, tablets, and other electronic products. Lam Research has been the leading supplier of high-throughput plasma etch equipment for more than a decade and expanded its product offerings in 2008 to include single-wafer clean systems. The Company added thin-film deposition and wafer surface preparation technologies to its product portfolio in 2012 with the acquisition of Novellus Systems, Inc. Headquartered in Fremont, Calif., Lam Research maintains a global network of service facilities throughout North America, Asia, and Europe to rapidly meet the needs of its global customer base. It is an S&P 500 ® company whose common stock trades on the NASDAQ Global Select Market SM under the symbol LRCX. For more information, please visit http://www.lamresearch.com.

Consolidated Financial Tables Follow.

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Lam Announces Financial Results for the March 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 23, 2012	March 25, 2012	March 31, 2013	March 25, 2012
Revenue	$844,928	$860,886	$658,961	$2,612,702	$1,923,378
Cost of goods sold	505,096	545,472	391,814	1,623,570	1,138,381
Cost of goods sold - restructuring and impairments	—	—	—		(859)

Total cost of goods sold	505,096	545,472	391,814	1,623,570	1,137,522

Gross margin	339,832	315,414	267,147	989,132	785,856
Gross margin as a percent of revenue	40.2%	36.6%	40.5%	37.9%	40.9%
Research and development	174,206	165,951	113,448	503,468	320,031
Selling, general and administrative	154,807	144,400	95,581	453,070	259,037
Restructuring and impairments	—	1,021	—	1,021	1,725

Total operating expenses	329,013	311,372	209,029	957,559	580,793

Operating income	10,819	4,042	58,118	31,573	205,063
Operating margin as a percent of revenue	1.3%	0.5%	8.8%	1.2%	10.7%
Other expense, net	(15,834)	(13,390)	(3,568)	(39,162)	(23,426)

Income (loss) before income taxes	(5,015)	(9,348)	54,550	(7,589)	181,637
Income tax expense (benefit)	(24,011)	(15,756)	8,946	(35,761)	30,983

Net income	$18,996	$6,408	$45,604	$28,172	$150,654

Net income per share:
Basic net income per share	$0.12	$0.04	$0.38	$0.16	$1.25

Diluted net income per share	$0.11	$0.04	$0.38	$0.16	$1.24

Number of shares used in per share calculations:
Basic	163,034	170,699	119,841	171,016	120,904

Diluted	168,504	173,027	120,956	174,306	121,830

Lam Announces Financial Results for the March 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2013	December 23, 2012	June 24, 2012
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$1,019,109	$1,190,189	$1,564,752
Short-term investments	1,337,819	1,330,498	1,297,931
Accounts receivable, net	544,070	590,925	765,818
Inventories	545,036	530,272	632,853
Deferred income taxes	137,729	139,300	47,782
Other current assets	86,156	65,224	105,973

Total current assets	3,669,919	3,846,408	4,415,109
Property and equipment, net	594,916	590,547	584,596
Restricted cash and investments	166,196	166,166	166,335
Goodwill and intangible assets	2,562,986	2,608,221	2,686,730
Other assets	152,285	151,822	151,882

Total assets	$7,146,302	$7,363,164	$8,004,652

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities	$801,013	$825,482	$1,426,928

Long-term debt, convertible notes, and capital leases	$1,294,599	$1,286,729	$761,783
Income taxes payable	250,339	260,063	274,240
Other long-term liabilities	258,151	294,300	219,577

Total liabilities	2,604,102	2,666,574	2,682,528

Senior convertible notes	—	—	190,343
Stockholders’ equity (2)	4,542,200	4,696,590	5,131,781

Total liabilities and stockholders’ equity	$7,146,302	$7,363,164	$8,004,652

(1)	Derived from audited financial statements
(2)	Common shares issued and outstanding were 161,802 shares as of March 31, 2013, 165,846 shares as of December 23, 2012, and 186,656 shares as of June 24, 2012.

Lam Announces Financial Results for the March 2013 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2013	December 23, 2012	March 25, 2012	March 31, 2013	March 25, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$18,996	$6,408	$45,604	$28,172	$150,654
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	74,861	78,388	22,517	228,065	66,249
Deferred income taxes	(27,934)	(7,320)	3,723	(47,271)	3,090
Restructuring and impairment charges, net	—	1,021	—	1,021	866
Equity-based compensation expense	25,648	24,027	16,417	74,089	52,385
Income tax benefit on equity-based compensation plans	(847)	—	(1,048)	(847)	81
Excess tax benefit on equity-based compensation plans	903	—	(137)	903	(2,292)
Amortization of convertible note discount	7,935	7,843	6,750	23,530	20,014
Impairment of investment, net of foreign exchange effect	3,711	—	—	3,711	1,724
Other, net	6,115	13,673	1,165	30,838	3,671
Changes in operating assets and liabilities:	(6,931)	69,186	51,406	202,734	105,871

Net cash provided by operating activities	102,457	193,226	146,397	544,945	402,313

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(34,766)	(38,924)	(27,978)	(117,655)	(70,392)
Cash paid for business acquisition	(400)	(8,716)	—	(9,116)	—
Net purchases of available-for-sale securities	(12,075)	(23,250)	(282,225)	(51,963)	(371,678)
Purchase of equity method investment	—	—	—	—	(10,740)
Receipt of loan payment	—	—	—	—	8,375
Proceeds from sale of assets	—	660	—	660	2,677
Transfer of restricted cash and investments	(32)	33	3	147	23

Net cash used for investing activities	(47,273)	(70,197)	(310,200)	(177,927)	(441,735)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(756)	(115)	(1,024)	(1,536)	(4,164)
Excess tax benefit on equity-based compensation plans	(903)	—	137	(903)	2,292
Net cash received in settlement (paid in advance for) stock repurchase contracts	—	—	79,189	—	55,194
Treasury stock purchases	(243,297)	(355,010)	(18,909)	(953,386)	(111,604)
Reissuances of treasury stock related to employee stock purchase plan	8,494	—	7,902	18,419	16,760
Proceeds from issuance of common stock	15,132	6,583	301	22,666	1,776

Net cash provided by (used for) financing activities	(221,330)	(348,542)	67,596	(914,740)	(39,746)

Effect of exchange rate changes on cash	(4,934)	4,236	(454)	2,079	(2,697)
Net decrease in cash and cash equivalents	(171,080)	(221,277)	(96,661)	(545,643)	(81,865)
Cash and cash equivalents at beginning of period	1,190,189	1,411,466	1,506,928	1,564,752	1,492,132

Cash and cash equivalents at end of period	$1,019,109	$1,190,189	$1,410,267	$1,019,109	$1,410,267

Lam Announces Financial Results for the March 2013 Quarter

Non-GAAP Financial Summary

(in thousands, except percentages and per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2013	December 23, 2012

Revenue	$844,928	$860,886
Gross margin	$370,658	$380,475
Gross margin as percentage of revenue	43.9%	44.2%
Operating expenses	$296,002	$281,499
Operating income	$74,656	$98,976
Operating margin as a percentage of revenue	8.8%	11.5%
Net income	$74,474	$77,278
Net income per diluted share	$0.44	$0.45
Shares used in per share calculation - diluted	168,504	173,027

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2013	December 23, 2012
U.S. GAAP net income	$18,996	$6,408
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations - cost of goods sold	207	17,434
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	20,763	20,745
Acquisition-related inventory fair value impact - cost of goods sold	7,448	26,882
Integration costs - cost of goods sold	2,408	—
Integration costs - operating expenses	13,123	8,971
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	19,445	19,438
Restructuring charges - operating expenses	—	1,021
Costs associated with rationalization of certain product configurations - operating expenses	443	443
Amortization of convertible note discount, Lam notes - other expense, net	7,075	6,992
Amortization of convertible note discount, Novellus assumed notes - other expense, net	893	821
Impairment of investment - other expense, net	3,711	—
Net tax benefit on non-GAAP items	(11,700)	(14,883)
Tax benefit on reinstatement of R&D tax credit	(11,493)	—
Tax expense associated with legal entity integration	3,155	—
Net tax benefit on successful resolution of certain tax matters	—	(16,994)

Non-GAAP net income	$74,474	$77,278

Non-GAAP net income per diluted share	$0.44	$0.45

Number of shares used for diluted per share calculation	168,504	173,027

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2013	December 23, 2012
U.S. GAAP gross margin	$339,832	$315,414
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations - cost of goods sold	207	17,434
Amortization related to intangible assets acquired in Novellus transaction - cost of goods sold	20,763	20,745
Acquisition-related inventory fair value impact - cost of goods sold	7,448	26,882
Integration costs - cost of goods sold	2,408	—

Non-GAAP gross margin	$370,658	$380,475

U.S. GAAP gross margin as a percentage of revenue	40.2%	36.6%
Non-GAAP gross margin as a percentage of revenue	43.9%	44.2%
U.S. GAAP operating expenses	$329,013	$311,372
Pre-tax non-GAAP items:
Integration costs - operating expenses	(13,123)	(8,971)
Amortization related to intangible assets acquired in Novellus transaction - operating expenses	(19,445)	(19,438)
Restructuring charges - operating expenses	—	(1,021)
Costs associated with rationalization of certain product configurations - operating expenses	(443)	(443)

Non-GAAP operating expenses	$296,002	$281,499

Non-GAAP operating income	$74,656	$98,976

Non-GAAP operating margin as a percent of revenue	8.8%	11.5%